UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 ____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2014

AMERICAN HOMES 4 RENT

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36013	46-1229660
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

30601 Agoura Road, Suite 200 Agoura Hills, California	91301
(Address of Principal Executive Offices)	(Zip Code)

(805) 413-5300

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2014, Peter J. Nelson, Chief Financial Officer, informed American Homes 4 Rent that he would resign his position with the company, after a transition period, to pursue other career interests. The company has begun the process of identifying Mr. Nelson’s successor. Mr. Nelson is expected to remain with the company into the second quarter to complete the company’s year-end financial reporting and to provide for an orderly transition for his replacement.

The company’s press release related to this announcement is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description

99.1	Press release dated February 19, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN HOMES 4 RENT

Date: February 19, 2014	By:	/s/ Stephanie Heim
Stephanie Heim
Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated February 19, 2014